                                                                   Exhibit T3C.2


================================================================================













                              AMENDED AND RESTATED
                              DECLARATION OF TRUST




                                       Of




                              CHEMED CAPITAL TRUST







                          Dated as of February 7, 2000







================================================================================

                                TABLE OF CONTENTS


                                                                                                      PAGE
                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS
                         ------------------------------

SECTION 1.01.     Definitions.............................................................................2

                                                ARTICLE II

                                            TRUST INDENTURE ACT

SECTION 2.01.     Trust Indenture Act; Application.......................................................11
SECTION 2.02.     Lists of Holders of Securities.........................................................12
SECTION 2.03.     Reports by the Property Trustee........................................................12
SECTION 2.04.     Periodic Reports to Property Trustee...................................................12
SECTION 2.05.     Evidence of Compliance with
                             Conditions Precedent........................................................13
SECTION 2.06.     Events of Default; Waiver..............................................................13
SECTION 2.07.     Event of Default; Notice...............................................................15



                                   ARTICLE III

                                  ORGANIZATION
                                  ------------

SECTION 3.01.     Name...................................................................................16
SECTION 3.02.     Office.................................................................................16
SECTION 3.03.     Purpose................................................................................16
SECTION 3.04.     Authority         .....................................................................16
SECTION 3.05.     Title to Property of the Trust.........................................................17
SECTION 3.06.     Powers and Duties of the
                             Administrative Trustees.....................................................17
SECTION 3.07.     Prohibition of Actions by the Trust
                             and the Trustees............................................................20
SECTION 3.08.     Powers and Duties of the Property
                             Trustee.....................................................................21
SECTION 3.09.     Certain Duties and Responsibilities of
                             the Property Trustee........................................................24
SECTION 3.10.     Certain Rights of Property Trustee.....................................................26
SECTION 3.11.     Delaware Trustee.......................................................................28
SECTION 3.12.     Execution of Documents.................................................................29
SECTION 3.13.     Not Responsible for Recitals or
                             Issuance of Securities......................................................29
SECTION 3.14.     Duration of Trust......................................................................29
SECTION 3.15.     Mergers................................................................................29


                                                                                                      2

                                   ARTICLE IV

                                     SPONSOR
                                     -------

SECTION 4.01.     Sponsor's Purchase of Common
                             Securities.................................................................31
SECTION 4.02.     Responsibilities of the Sponsor.......................................................31
SECTION 4.03.     Guarantee of Payment of Trust
                             Obligations................................................................32

                                    ARTICLE V

                                    TRUSTEES
                                    --------

SECTION 5.01.     Number of Trustees....................................................................32
SECTION 5.02.     Delaware Trustee......................................................................33
SECTION 5.03.     Property Trustee; Eligibility.........................................................33
SECTION 5.04.     Qualifications of Administrative
                             Trustees and Delaware Trustee
                             Generally..................................................................34
SECTION 5.05.     Initial Trustees......................................................................34
SECTION 5.06.     Appointment, Removal and Resignation
                             of Trustees................................................................35
SECTION 5.07.     Vacancies among Trustees..............................................................38
SECTION 5.08.     Effect of Vacancies...................................................................38
SECTION 5.09.     Meetings..............................................................................38
SECTION 5.10.     Delegation of Power...................................................................39
SECTION 5.11.     Merger, Conversion, Consolidation or
                             Succession to Business.....................................................39

                                   ARTICLE VI

                                  DISTRIBUTIONS
                                  -------------

SECTION 6.01.     Distributions.........................................................................40

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES
                             ----------------------

SECTION 7.01.     General Provisions Regarding
                             Securities.................................................................40
SECTION 7.02.     Execution and Authentication..........................................................41
SECTION 7.03.     Form and Dating.......................................................................42
SECTION 7.04.     Registrar, Paying Agent and Conversion
                             Agent......................................................................43
SECTION 7.05.     Paying Agent to Hold Money in Trust...................................................44
SECTION 7.06.     Outstanding Preferred Securities......................................................44

                                                                               3

SECTION 7.07.     Preferred Securities in Treasury......................................................44
SECTION 7.08.     Temporary Securities..................................................................45
SECTION 7.09.     Cancelation...........................................................................45
SECTION 7.10.     Definitive Securities.................................................................45



                                               ARTICLE VIII

                                           TERMINATION OF TRUST
                                           --------------------

SECTION 8.01.     Termination of Trust..................................................................46


                                                ARTICLE IX

                                           TRANSFER AND EXCHANGE
                                           ---------------------

SECTION 9.01.     General...............................................................................47
SECTION 9.02.     Transfer Procedures and Restrictions..................................................49
SECTION 9.03.     Deemed Security Holders...............................................................50
SECTION 9.04.     Notices to Clearing Agency............................................................50
SECTION 9.05.     Appointment of Successor Clearing
                             Agency.....................................................................51

                                                 ARTICLE X

                                        LIMITATION OF LIABILITY OF
                                        --------------------------
                                 HOLDERS OF SECURITIES, TRUSTEES OR OTHERS
                                 -----------------------------------------

SECTION 10.01.             Liability....................................................................51
SECTION 10.02.             Exculpation..................................................................51
SECTION 10.03.             Fiduciary Duty...............................................................52
SECTION 10.04.             Indemnification..............................................................53
SECTION 10.05.             Outside Businesses...........................................................53

                                                ARTICLE XI

                                                ACCOUNTING
                                                ----------

SECTION 11.01.             Fiscal Year..................................................................54
SECTION 11.02.             Certain Accounting Matters...................................................54
SECTION 11.03.             Banking......................................................................55
SECTION 11.04.             Withholding..................................................................55


                                                ARTICLE XII

                                          AMENDMENTS AND MEETINGS
                                          -----------------------

SECTION 12.01.             Amendments...................................................................56
SECTION 12.02.             Meetings of the Holders of Securities;
                             Action by Written Consent..................................................57


                                               ARTICLE XIII

                                    REPRESENTATIONS OF PROPERTY TRUSTEE
                                    -----------------------------------
                                           AND DELAWARE TRUSTEE
                                           --------------------

SECTION 13.01.             Representations and Warranties of
                             Property Trustee...........................................................58
SECTION 13.02.             Representations and Warranties of
                             Delaware Trustee...........................................................59

                                                ARTICLE XIV

                                               MISCELLANEOUS
                                               -------------

SECTION 14.01.             Notices......................................................................60
SECTION 14.02.             Governing Law................................................................61
SECTION 14.03.             Intention of the Parties.....................................................62
SECTION 14.04.             Headings.....................................................................62
SECTION 14.05.             Successors and Assigns.......................................................62
SECTION 14.06.             Partial Enforceability.......................................................62
SECTION 14.07.             Counterparts.................................................................62

ANNEX I           Terms of Convertible Preferred Trust
                  Securities and Convertible Common
                  Securities

Exhibit A-1       Form of Preferred Security
Exhibit A-2       Form of Common Security


                                          CROSS-REFERENCE TABLE*



Section of
Trust Indenture                                               Section of
Act of 1939                                                  Declaration
-----------                                                  -----------


310(a).............................................         5.03(a)
310(c).............................................         Inapplicable
311(c).............................................         Inapplicable
312(a).............................................         2.02(a)
312(b).............................................         2.02(b)
313................................................         2.03
314(a).............................................         2.04
314(b).............................................         Inapplicable
314(c).............................................         2.05
314(d).............................................         Inapplicable
314(f).............................................         Inapplicable
315(a).............................................         3.09(a)
                                                            3.09(b)
315(c).............................................         3.09(a)
315(d).............................................         3.09(b)
316(a).............................................         Annex I
316(c).............................................         3.06(e)


------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              CHEMED CAPITAL TRUST

                                FEBRUARY 7, 2000



                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of February 7, 2000, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Chemed Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined below) issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established Chemed Capital Trust (the "Trust") under the Business Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of December 21, 1999 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December 21, 1999, for the sole purpose of issuing and offering to exchange Preferred Securities representing undivided beneficial interests in the assets of the Trust for outstanding shares of capital stock, $1.00 par value, of the Parent ("Parent Stock"), and exchanging the Parent Stock and Common Securities (as defined herein) for certain Debentures of the Debenture Issuer (as hereinafter defined); and

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration for the purpose of issuing and offering to exchange Preferred Securities representing undivided beneficial interests in the assets of the Trust for outstanding shares of Parent Stock and exchanging the Parent Stock and the Common Securities for certain Debentures of the Debenture Issuer; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  SECTION 1.01. DEFINITIONS. Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Declaration, and any capitalized term not defined in this Declaration shall have the meaning assigned thereto in the Indenture;

                  (b) a term defined anywhere in this Declaration or the Indenture has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (f) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (g) a reference to the singular includes the plural and vice versa.

                  "ADMINISTRATIVE ACTION" has the meaning set forth in the definition of "Tax Event".

                  "ADMINISTRATIVE TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "APPOINTMENT EVENT" means an event defined in the terms of the Preferred Securities, as set forth in Annex I, which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Trustee.

                  "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

                  "BENEFICIARIES" has the meaning set forth in Section 4.03(a).

                  "BOOK ENTRY INTEREST" means a beneficial interest in a global certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary.

                  "BUSINESS DAY" means any day other than a Saturday or a Sunday, a day on which banking institutions in New York, New York and Wilmington, Delaware are authorized or required by law to close.

                  "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Section 3801 ET SEQ., as it may be amended from time to time, or any successor legislation.

                  "CERTIFICATE" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

                  "CERTIFICATE OF TRUST" means the Certificate of Trust of Chemed Capital Trust, substantially in the form attached hereto as Exhibit A, to be filed pursuant to Section 3810 of the Business Trust Act.

                  "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a global certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                  "CLOSING DATE" means February 7, 2000.

                  "CODE" means the Internal Revenue Code of 1986, or any successor legislation.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON SECURITIES" has the meaning specified in Section 7.01(a).

                  "COMMON SECURITIES GUARANTEE" means the guarantee agreement to be dated as of February 7, 2000, of the Sponsor in respect of the Common Securities.

                  "CONVERSION AGENT" has the meaning set forth in Section 7.04.

                  "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "DEBENTURE EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

                  "DEBENTURE ISSUER" means the Sponsor in its capacity as issuer of the Debentures.

                  "DEBENTURE TRUSTEE" means Firstar Bank, National Association, a United States banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "DEBENTURES" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, in the form attached to the Indenture as Exhibit A.

                  "DEFERRAL PERIOD" has the meaning set forth in the Indenture.

                  "DEFINITIVE PREFERRED SECURITIES" has the meaning set forth in
Section 7.03(c).

                  "DELAWARE SECRETARY OF STATE" means the officer of the Secretary of the State of Delaware.

                  "DELAWARE TRUSTEE" has the meaning set forth in Section 5.02.

                  "DEPOSITARY" means The Depository Trust Company, the initial clearing agency, until a successor shall be appointed pursuant to Section 9.06, and thereafter means such successor Depositary.

                  "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.01.

                  "EVENT OF DEFAULT" means:

                  (i) a Debenture Event of Default; or

                  (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days (subject to the deferral of any due date in the case of a Deferral Period); or

                  (iii) default by the Trust in the payment of any Redemption Price of any Security when it becomes due and payable; or

                  (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in the Declaration (other than a covenant or warranty, a default in the performance of which or the breach of which is addressed in clause (ii) or (iii) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Issuer Trustee or Issuer Trustees by the holders of at least 25% in aggregate liquidation amount of the outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Declaration; or

                  (v) the failure of the Sponsor to appoint a successor Property Trustee in the manner required by Section 5.06(c).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934 as amended from time to time, or any successor legislation.

                  "GLOBAL PREFERRED SECURITIES" has the meaning set forth in
Section 7.03(a).

                  "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "INDEMNIFIED PERSON" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

                  "INDENTURE" means the Indenture dated as of February 7, 2000, between the Debenture Issuer and the Debenture Trustee, as it may be amended from time to time.

                  "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 as amended from time to time, or any successor legislation.

                  "LEGAL ACTION" has the meaning set forth in Section 3.06(g).

                  "LIKE AMOUNT" means (i) with respect to a redemption of Preferred Securities, Preferred Securities having an aggregate liquidation amount equal to that portion of the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Preferred Securities based upon the relative liquidation amounts of such classes and the proceeds of which will be used to pay the applicable Redemption Price of the Preferred Securities and (ii) with respect to a distribution of Debentures to holders of Preferred Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the aggregate liquidation amount of the Securities of the Holder to whom such Debentures are distributed.

                  "LIST OF HOLDERS" has the meaning set forth in Section
2.02(a).

                  "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I.

                  "OBLIGATIONS" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Securities or such other similar interests, as the case may be.

                  "OFFERING CIRCULAR" means the Offering Circular, dated as of December 23, 1999, relating to the issuance by the Trust of Preferred Securities in exchange for Parent Stock.

                  "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration (other than pursuant to Section 314(a)(4) of the Trust Indenture Act) shall include:

                           (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

                           (b)      a brief statement of the nature and
                                    scope of the examination or
                                    investigation undertaken by each officer in rendering the Certificate;

                           (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d)      a statement as to whether, in the
                                    opinion of each such officer, such
                                    condition or covenant has been complied
                                    with.

                  "PARENT STOCK" has the meaning set forth in the recitals.

                  "PARTICIPANTS" has the meaning set forth in Section 7.03(b).

                  "PAYING AGENT" has the meaning specified in Section 7.04.

                  "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "PREFERRED SECURITIES" has the meaning specified in Section 7.01(a).

                  "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement to be dated as of February 7, 2000, of the Sponsor in respect of the Preferred Securities.

                  "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.03.

                  "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in
Section 3.08(c).

                  "QUORUM" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                  "REDEMPTION PRICE" has the meaning set forth in Annex I.

                  "REGISTRAR" has the meaning set forth in Section 7.04.

                  "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice- president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "SECURITIES" means the Common Securities and the Preferred Securities.

                  "SECURITIES ACT" means the Securities Act of 1933 as amended from time to time, or any successor legislation.

                  "SECURITIES CUSTODIAN" means the custodian with respect to any Preferred Security in global form.

                  "SECURITIES GUARANTEES" means the Preferred Securities Guarantee and the Common Securities Guarantee.

                  "SPECIAL TRUSTEE" means a trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with
Section 5.06(a)(ii)(B).

                  "SPONSOR" means Chemed Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                  "SUCCESSOR DELAWARE TRUSTEE" has the meaning set forth in
Section 5.06(d).

                  "SUCCESSOR ENTITY" has the meaning set forth in Section
3.15(b).

                  "SUCCESSOR PROPERTY TRUSTEE" has the meaning set forth in
Section 5.06(b).

                  "SUCCESSOR SECURITIES" has the meaning set forth in Section 3.15(b).

                  "SUPER MAJORITY" has the meaning set forth in Section 2.06(a)(ii).

                  "TAX EVENT" means the Property Trustee shall have received an opinion of nationally recognized independent tax counsel to the Sponsor (reasonably acceptable to the Trustees) experienced in such matters (a "DISSOLUTION TAX OPINION") to the effect that, as a result of (i) any amendment to or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (ii) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "ADMINISTRATIVE ACTION") or (iii) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of original issuance of the Debentures or the issue date of the Preferred Securities issued by the Trust, there is more than an insubstantial risk that (a) if the Debentures are held by the Property Trustee, (I) the Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to interest accrued or received on the Debentures or subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges as determined by such counsel, or (II) any portion of interest payable by the Sponsor to the Trust on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes or (b) with respect to Debentures which are no longer held by the Property Trustee, any portion of interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes.

                  "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as amended from time to time, or any successor legislation.

                  "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.


                                   ARTICLE II

                               TRUST INDENTURE ACT

                  SECTION 2.01. TRUST INDENTURE ACT; APPLICATION. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the

Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 2.02. LISTS OF HOLDERS OF SECURITIES. (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, PROVIDED that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), PROVIDED that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  SECTION 2.03. REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after March 15 of each year, commencing March 15, 2000, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by ss. 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

                  SECTION 2.04. PERIODIC REPORTS TO PROPERTY TRUSTEE. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314(a)(4) of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, provided that such compliance certificate shall be delivered on or before 120 days after the end of each fiscal year of the Sponsor.

                  SECTION 2.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                  SECTION 2.06. EVENTS OF DEFAULT; WAIVER. (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, PROVIDED that, if the Event of Default:

                  (i) is caused by a Debenture Event of Default that is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable;

                  (ii) is caused by a Debenture Event of Default that requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

            (iii) is the result of a default by the Trust in the payment of any Distribution when it becomes due and payable, which default has continued for 30 days (subject to the deferral of any due date in the case of a Default Period), the Event of Default shall not be waivable; or

             (iv) is the result of a default by the Trust in the payment of any Redemption Price of any preferred Security when it becomes due and payable, the Event of Default shall not be waivable.

                  The foregoing provisions of this Section 2.06(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)
(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                  Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED that, if the Event of Default is caused by a Debenture Event of Default that:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED FURTHER, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until the effects of all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 2.07. EVENT OF DEFAULT; NOTICE. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default actually known to the Trustee, (i) transmit by mail, first-class postage prepaid, to the Holders of the Securities, and (ii) transmit by any means provided for in this Declaration to the Administrative Trustees and the Sponsor, notices of all defaults actually known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default, not including any periods of grace and irrespective of the giving of any notice); PROVIDED that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.01(1) and 5.01(2) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice.


                                   ARTICLE III

                                  ORGANIZATION

                  SECTION 3.01. NAME. The Trust is named "Chemed Capital Trust," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

                  SECTION 3.02. OFFICE. The address of the principal office of the Trust is c/o Chemed Corporation, 2600 Chemed Center, 255 East Fifth Street,
Cincinnati, Ohio 45202-4726.   Attention:  Chief Financial Officer.  On ten
Business Days written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

                  SECTION 3.03. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and to offer to exchange Preferred Securities for outstanding shares of Parent Stock and to exchange the Parent Stock and the Common Securities for certain Debentures of the Debenture Issuer and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

                  SECTION 3.04. AUTHORITY. (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  (b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

                  (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.06.

                  SECTION 3.05. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section 3.08 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  SECTION 3.06. POWERS AND DUTIES OF THE ADMINISTRATIVE TRUSTEES. The Administrative Trustees shall have, together (except in the case of paragraphs (a), (b) and (c) of this Section 3.06) with any Special Trustee holding office pursuant to Section 5.06, if any, the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and offer to exchange the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED FURTHER, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date;

                  (b) in connection with the issue and offer to exchange pursuant to the Offering Circular of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) assist in the preparation of the Issuer Tender Offer Statement on Schedule 13E-4 under the Exchange Act and the related Offering Circular, prepared by the Sponsor and the Trust, relating to the offer to holders of Parent Stock to exchange the Preferred Securities for shares of Parent Stock;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for listing or quotation of the Preferred Securities;

                  (iv) to execute and deliver letters, documents, or instruments with The Depository Trust Company relating the Preferred Securities; and

                  (v) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12 of the Exchange Act.

                  (c) to exchange the Parent Stock and the Common Securities for the Debentures of the Debenture Issuer; PROVIDED, HOWEVER, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; PROVIDED that the Administrative Trustees (and Special Trustee, if any) shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of

Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.08(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                  (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                  (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, PROVIDED that such action does not adversely affect the interests of Holders; and

                  (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

                  The Administrative Trustees must exercise the powers set forth in this Section 3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

                  Subject to this Section 3.06, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.08.

                  Any expenses incurred by the Administrative Trustee (or the Special Trustee, if any) pursuant to this Section 3.06 shall be reimbursed by the Debenture Issuer.

                  SECTION 3.07. PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. (a) The Trust shall not, and the Trustees (including the Property Trustee) on behalf of the Trust shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in the Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under Section
         5.13 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless, in the case of each action described in clause (A), (B), (C) or
         (D), the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

                  SECTION 3.08. POWERS AND DUTIES OF THE PROPERTY TRUSTEE. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section
         6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration.

                  (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; PROVIDED, HOWEVER, that if a Debenture Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Securities. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in such Direct Action. In addition, if the Property Trustee fails to enforce its rights under the Debentures (other than rights arising from an Event of Default described in the immediately preceding sentence) after any Holder of Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such Holder of Preferred Securities may, to the fullest extent permitted by law, institute a Direct Action to enforce the Property Trustee or any other Person. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee will act as Paying Agent and Registrar to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.08, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.06.

                  The Property Trustee must exercise the powers set forth in this Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

                  SECTION 3.09. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to

         Section 3.08(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Sponsor.

                  SECTION 3.10.  CERTAIN RIGHTS OF PROPERTY TRUSTEE.
(a)  Subject to the provisions of Section 3.09:

                  (i) the Property Trustee may rely conclusively and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security satisfactory to the Property Trustee, against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested in writing by the Property Trustee, PROVIDED, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 3.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in
Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

                  SECTION 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.06; PROVIDED that, the registration statement referred to in Section 3.06(b)(i), including any amendments thereto, shall be signed by a majority of the Administrative Trustees.

                  SECTION 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                  SECTION 3.14. DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until December 21, 2035.

                  SECTION 3.15. MERGERS. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and (c).

                  (b) The Trust may, with the consent of a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State or the District of Columbia; PROVIDED that:

                  (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of
                  the Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Preferred Securities (the "Successor Securities") as long as the Successor Securities rank, with respect to participation in the profits and distributions or in the assets of the Successor

                  Entity at least as high as the Preferred Securities rank with respect to participation in the profits and dividends or in the assets of the Trust;

                  (ii) the Debenture Issuer expressly acknowledges such Successor Entity as the Holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Property Trustee) to the Trust experienced in such matters to the effect that:

                  (A) the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

                  (B) following such merger, consolidation, amalgamation or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

                  (C) such merger, consolidation, amalgamation or replacement will not adversely affect the limited liability of the Holders of the Securities (including any Successor Securities); and

                  (viii) the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the Successor

         Entity having substantially the same terms as the Preferred Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV

                                     SPONSOR

                  SECTION 4.01. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date the Sponsor will purchase an amount of Common Securities issued by the Trust such that the aggregate liquidation amount of such Common Securities purchased by the Sponsor shall at such date equal 3% of the total capital of the Trust.

                  SECTION 4.02. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and offer to exchange of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare the Offering Circular;

                  (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities; and

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12 of the Exchange Act, including any amendments thereto.

                  SECTION 4.03. GUARANTEE OF PAYMENT OF TRUST OBLIGATIONS. (a) Subject to the terms and conditions of this Section 4.03, the Sponsor hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations to such Beneficiaries.

                  (b) The agreement of the Sponsor in Section 4.03(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  (c) The agreement of the Sponsor set forth in Section 4.03(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; PROVIDED, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Preferred Securities Guarantee or under this Agreement for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.


                                    ARTICLE V

                                    TRUSTEES

                  SECTION 5.01. NUMBER OF TRUSTEES. The number of Trustees shall initially be five (5), and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities:

                  (i) the number of Trustees may be increased or decreased, except as provided in Sections 5.01(b)(ii) and 5.06(a)(ii)(B) with respect to the Special Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (ii) the number of Trustees shall be increased automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Trustee in accordance with Section 5.06(a)(ii).

                  SECTION 5.02. DELAWARE TRUSTEE. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, PROVIDED that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  SECTION 5.03.  PROPERTY TRUSTEE; ELIGIBILITY.
(a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Sponsor nor any Person directly or indirectly controlling, controlled by or under common control with the Sponsor shall serve as Trustee hereunder.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(e).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the proviso of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

                  (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  SECTION 5.04. QUALIFICATIONS OF ADMINISTRATIVE TRUSTEES AND DELAWARE TRUSTEE GENERALLY. Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  SECTION 5.05. INITIAL TRUSTEES. The initial Administrative Trustees shall be:

                  Kevin J. McNamara
                  c/o Chemed Corporation
                  2600 Chemed Center
                  255 East Fifth Street
                  Cincinnati, Ohio 45202-4726

                  Timothy S. O'Toole
                  c/o Chemed Corporation
                  2600 Chemed Center
                  255 East Fifth Street
                  Cincinnati, Ohio 45202-4726

                  Sandra E. Laney
                  c/o Chemed Corporation
                  2600 Chemed Center
                  255 East Fifth Street
                  Cincinnati, Ohio 45202-4726

         The initial Delaware Trustee shall be:

                  First Union Trust Company, National Association
                  One Rodney Square
                  920 King Street
                  1st Floor
                  Wilmington, Delaware 19810
                  ATTENTION:  Corporate Trust Administration

         The initial Property Trustee shall be:

                  Firstar Bank, National Association
                  425 Walnut Street
                  6th Floor
                  Cincinnati, Ohio 45202
                  ATTENTION:  Corporate Trust Administration

                  SECTION 5.06. APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES. (a) Except as provided otherwise in this Section 5.06(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities:

                           (A) other than in respect to a Special Trustee, by
                  vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, unless a Debenture Event of Default shall have occurred and be continuing, in which event the Property Trustee and the Delaware Trustee may only be removed by the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities; and

                           (B) if an Appointment Event has occurred and is
                  continuing, one (1) additional trustee (the "SPECIAL TRUSTEE"), who shall have the same rights, powers and privileges as an Administrative Trustee, may be appointed by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities, and such Special Trustee may only be removed (otherwise than by the operation of Section 5.06(e)), by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.06(a) until a successor Property Trustee meeting the requirements of Section 5.03 (a "SUCCESSOR PROPERTY TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor.

                  (c) The Sponsor shall remove the Property Trustee by written instrument upon:

                  (i) the entry or a decree or order by a court having jurisdiction in the premises adjudging the Property Trustee as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Property Trustee under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Property Trustee or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the institution by the Property Trustee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Property Trustee or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Property Trustee in furtherance of any such action; or

The Sponsor shall appoint a Successor Property Trustee within 60 days of such an event.

                  (d) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.06(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "SUCCESSOR DELAWARE TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Trustees and the Sponsor.

                  (e) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, PROVIDED that a Special Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Trustee was appointed and all other Appointment Events cease to be continuing. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities;

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

                  (iii) no such resignation of a Special Trustee shall be effective until the 60th day following delivery of the instrument of resignation of the Special Trustee to the Sponsor and the Trust or such later date specified in such instrument during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Trustee as provided in this Section 5.06.

                  (f) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.06.

                  (g) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.06 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning Property Trustee or Delaware Trustee, resigning or being removed as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (h) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  SECTION 5.07. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

                  SECTION 5.08. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.06, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

                  SECTION 5.09. MEETINGS. Meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile or overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, PROVIDED that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees.

                  In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee. In the event a Special Trustee is holding office pursuant to Section 5.06, such Special Trustee shall have the same rights as an Administrative Trustee with respect to participation in a meeting of the Administrative Trustees.

                  SECTION 5.10. DELEGATION OF POWER. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  SECTION 5.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, PROVIDED such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; PROVIDES FURTHER, however that the Delaware Trustee shall file amendments to the Certificate of Trust as may be required by the Business Trust Act.

                                   ARTICLE VI

                                  DISTRIBUTIONS

                  SECTION 6.01. DISTRIBUTIONS. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)) premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "PAYMENT AMOUNT"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

                  SECTION 7.01. GENERAL PROVISIONS REGARDING SECURITIES. (a) The Administrative Trustees shall on behalf of the Trust issue one class of convertible preferred securities, designated as Convertible Trust Preferred Securities, liquidation amount $27, representing undivided beneficial interests in the assets of the Trust (the "PREFERRED SECURITIES"), having such terms as are set forth in Annex I and one class of convertible common securities, liquidation amount $27, representing undivided beneficial interests in the assets of the Trust (the "COMMON SECURITIES"), having such terms as are set forth in Annex I. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.01 with respect to the Common Securities.

                  (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                  SECTION 7.02. EXECUTION AND AUTHENTICATION. (a) The Securities shall be signed on behalf of the Trust by one or more Administrative Trustees. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrative Trustee.

                  (b) One or more Administrative Trustees shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

                  The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in Section 7.06.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate.

                  SECTION 7.03. FORM AND DATING.  The Preferred
Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 or such form as is reasonably acceptable to the

Administrative Trustees, as evidenced by their execution thereof, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which exhibits is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

                  (a) The Preferred Securities shall initially be issued in the form of duly signed and authenticated certificated Preferred Securities ("Definitive Preferred Securities") and/or in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons as set forth in Exhibit A-1 hereto (a "Global Preferred Security"), which shall be deposited on behalf of the Holders of the Preferred Securities represented thereby with the Property Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by a Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

                  (b) This Section 7.03(b) shall apply only to the Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

                  The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.03, authenticate and make available for delivery initially one or more Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency. Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

                  (c) Except as provided in Section 7.10, 9.01 and Section 9.02, owners of beneficial interests in a Global Preferred Security will not be entitled to receive physical delivery of Definitive Preferred Securities.

                  SECTION 7.04. REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Trust shall maintain in (i) an office or agency where Preferred Securities may be presented for registration of transfer or for exchange ("Registrar"),
(ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent,

Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities.

                  The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Conversion Agent for the Preferred Securities.

                  SECTION 7.05. PAYING AGENT TO HOLD MONEY IN TRUST. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds.

                  SECTION 7.06. OUTSTANDING PREFERRED SECURITIES. The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancelation, and those described in this Section as not outstanding.

                  If a Preferred Security is replaced, paid or purchased pursuant to Section 7.06 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                  If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                  A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

                  SECTION 7.07. PREFERRED SECURITIES IN TREASURY. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

                  SECTION 7.08. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the

Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and deliver to the Property Trustee Preferred Securities in certificated form (other than in the case of Preferred Securities in global form) and thereupon any or all temporary Preferred Securities (other than any such Preferred Securities in global form) may be surrendered in exchange therefor, at the office of the Registrar, and the Property Trustee shall authenticate and deliver an equal aggregate liquidation amount of definitive Preferred Securities in certificated form in exchange for temporary Preferred Securities (other than any such Preferred Securities in global form).

                  SECTION 7.09. CANCELATION. The Trust at any time may deliver Preferred Securities to the Property Trustee for cancelation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancelation and shall return such canceled Preferred Securities to the Administrative Trustees. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancelation or that any holder has converted.

                  SECTION 7.10. DEFINITIVE SECURITIES. (a) A Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.03 shall be transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.01 or with Section 9.02 or (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice or of its becoming aware of such cessation, (ii) an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Preferred Securities.

                  (b) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Preferred Securities pursuant to this Section 7.10 shall be surrendered by the Clearing Agency to the Property Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred Securities of authorized denominations in the form of certificated Preferred Securities. Any portion of a Global Preferred Security so transferred pursuant to this Section 7.10(b) shall be registered in such names as the Clearing Agency shall direct.

                  (c) Subject to the provisions of Section 7.09(b), the Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

                  (d) In the event of the occurrence of any of the events specified in Section 7.10(a), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in fully registered form without distribution coupons.

                  (e) Payments on the Preferred Securities that are not held by the Depositary will be made by check mailed to the address of the Holder entitled thereto at the address which appears on the register.


                                  ARTICLE VIII

                              TERMINATION OF TRUST

                  SECTION 8.01. TERMINATION OF TRUST. (a) The Trust shall terminate upon the earliest to occur of the following:

                  (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancelation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                 (iii) the distribution of a Like Amount of Debentures to Holders of the Securities in accordance with the terms of the Securities;

                  (iv) all the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) the expiration of the term of the Trust on December 21, 2035;

             (vi) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

             (vii) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

             (viii) upon the distribution of the Common Stock (as defined in the Indenture) of the Sponsor to Holders of all outstanding Securities upon conversion of all such Securities; or

             (ix) before the issuance of any Securities, with the consent of all the Administrative Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), the Trustees shall file a certificate of cancelation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 3.09 and Article X shall survive the termination of the Trust.


                                   ARTICLE IX

                              TRANSFER AND EXCHANGE

                  SECTION 9.01. GENERAL. (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

                  (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust;
         and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                  (c) At the option of the Holder, Preferred Securities may be exchanged for other Preferred Securities of the same class, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Preferred Securities to be exchanged at such office or agency. Whenever any Preferred Securities are so surrendered for exchange, the Trust shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

                  (d) The Administrative Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled in accordance with Section 7.09. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  (e) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms of the Securities as set forth in Annex I hereto and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

                  (f) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

                  SECTION 9.02. TRANSFER PROCEDURES AND RESTRICTIONS. (a) The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

                  (b) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 9.02, Section 7.10 and Section 9.01, a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  (c) At such time as all beneficial interests in a Global Preferred Security have been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be canceled by the Property Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar, to reflect such reduction.

                  (d) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Preferred Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the

Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or agent thereof with respect to its Participants and any beneficial owners.

                  SECTION 9.03. DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee, the Registrar or a co-registrar shall have actual or other notice thereof.

                  SECTION 9.04. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Administrative Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

                  SECTION 9.05. APPOINTMENT OF SUCCESSOR CLEARING AGENCY. If the Depository elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

                  SECTION 10.01. LIABILITY. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 10.02. EXCULPATION. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  SECTION 10.03. FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  SECTION 10.04. INDEMNIFICATION. (a) To the fullest extent permitted by applicable law, the Debenture Issuer shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Debenture Issuer prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Debenture Issuer of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

                  SECTION 10.05. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Sponsor, any Covered Person, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI

                                   ACCOUNTING

                  SECTION 11.01. FISCAL YEAR. The fiscal year ("FISCAL YEAR") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 11.02. CERTAIN ACCOUNTING MATTERS. (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Administrative Trustees.

                  (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                  (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

                  SECTION 11.03. BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Trustee Account.

                  SECTION 11.04. WITHHOLDING. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

                  SECTION 12.01. AMENDMENTS. (a) This Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities, (i) to cure any ambiguity, correct or supplement any provision in the Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to ministerial matters or questions arising under the Declaration, which shall not be inconsistent with the other provisions of the Declaration, or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; PROVIDED, HOWEVER, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the Holders of the Securities.

                  (b) Except as provided in (c) below, this Declaration may be amended by the Trustees and the Company with (i) the consent of Holders representing not less than a Majority in liquidation amount of the outstanding Preferred Securities, and (ii) receipt by the Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act.

                  (c) Without the consent of each holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

                  SECTION 12.02. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT. (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a

         Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, provide otherwise, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

                  SECTION 13.01. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, at the Closing Date, if any, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

                  SECTION 13.02. REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, at the Closing Date, if any, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States with its principal place of business in the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the articles of association or by-laws of the Delaware Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration, other than the filing of the Certificate of Trust.

                  (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                  (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.


                                   ARTICLE XIV

                                  MISCELLANEOUS

                  SECTION 14.01. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                             c/o Chemed Corporation
                             2600 Chemed Center
                             255 East Fifth Street
                             Cincinnati, Ohio 45202-4726
                             Attention:  Chief Financial Officer

                  (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           Firstar Bank, National Association
                           Corporate Trust Services
                           Sixth Floor (for overnight or hand delivery)
                           Mail Location CN-WNO6CT
                           425 Walnut Street
                           Cincinnati, Ohio 45202
                           Attention:  Corporate Trust Administration

                  (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                           First Union Trust Company, National Association One Rodney Square
                           920 King Street, 1st Floor
                           Wilmington, Delaware 19801
                           Attention:  Corporate Trust Administration

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           c/o Chemed Corporation
                           2600 Chemed Center
                           255 East Fifth Street
                           Cincinnati, Ohio 45202-4726
                           Attention:  Chief Financial Officer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 14.02. GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States District Courts located in Delaware for any lawsuits, claims or other proceedings arising out of or relating to this Agreement and agree not to commence any such lawsuit, claim or other proceeding except in such courts. The parties hereto hereby irrevocably and unconditionally waive any object to the laying of venue of any lawsuit, claim, or other proceeding arising out of or relating to this Agreement in the courts of the State of Delaware or the United States District Courts Located in the City of Wilmington, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, claim or other proceeding brought in any such court has been brought in an inconvenient forum. Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to the Trust.

                  SECTION 14.03. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  SECTION 14.04. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  SECTION 14.05. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  SECTION 14.06. PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 14.07. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                    KEVIN J. MCNAMARA, as Trustee

                                          by
                                              ----------------------------------
                                              Name: Kevin J. McNamara
                                              Title: Administrative Trustee


                                    TIMOTHY S. O'TOOLE, as Trustee

                                          by
                                              ----------------------------------
                                              Name: Timothy S. O'Toole
                                              Title: Administrative Trustee


                                    SANDRA E. LANEY, as Trustee

                                          by
                                              ----------------------------------
                                              Name: Sandra E. Laney
                                              Title: Administrative Trustee


                                    FIRST UNION TRUST COMPANY, NATIONAL
                                          ASSOCIATION, as Delaware Trustee

                                          by
                                              ----------------------------------
                                              Name:
                                              Title:


                                    FIRSTAR BANK, NATIONAL ASSOCIATION, as
                                          Property Trustee

                                          by
                                              ----------------------------------
                                              Name:
                                              Title:

                                    CHEMED CORPORATION, as Sponsor

                                          by
                                              ----------------------------------
                                              Name: Kevin J. McNamara
                                              Title: President

                                                                         Annex I




                                    TERMS OF
                     CONVERTIBLE PREFERRED TRUST SECURITIES
                          CONVERTIBLE COMMON SECURITIES



                  Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of February 7, 2000 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or the Indenture (as defined in the Declaration) or, if not defined in the Declaration or Indenture, as defined in the Offering Circular (as defined in the Declaration):

1.       DESIGNATION AND NUMBER.

         (a) "Preferred Securities." up to 2,000,000 Preferred Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of up to Fifty-four million Dollars ($54,000,000), and a liquidation amount with respect to the assets of the Trust of $27 per Preferred Security, are hereby designated for the purposes of identification only as "Convertible Preferred Trust Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1 or in such form as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

         (b) "Common Securities." up to 61,856 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of up to one million six hundred seventy thousand one hundred twelve Dollars ($1,670,112) and a liquidation amount with respect to the assets of the Trust of $27 per Common Security, are hereby designated for the purposes of identification only as "Convertible
                  Common Securities" (the "Common Securities").  The
                  Common Security Certificates evidencing the Common
                  Securities shall be substantially in the form attached hereto as Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       DISTRIBUTIONS.

         (a) Distributions payable on each Security will be fixed at a rate per annum of $2.00 for each Preferred Security (the "Coupon Rate"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such quarterly distributions, additional distributions on quarterly distributions not paid on the applicable Distribution Date, Special Distributions and Additional Sums, as applicable. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. Except for the Distribution payable on March 15, 2000, the amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Securities will be cumulative, will accrue from the date of their original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2000, except as otherwise described below. The Sponsor has the right under the Indenture to defer payments of interest after March 15, 2000, by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Deferral

                  Period. Prior to three Business Days before a Regular Record Date fixed for a Payment Resumption Date (as defined in the Indenture), the Sponsor may further extend such Deferral Period; PROVIDED that such Deferral Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the Regular Record Date for the relevant Payment Resumption Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. The relevant record dates shall be on the first day of the month of the relevant payment dates, except as otherwise described in this Annex I to the Declaration.
                  Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of Preferred Securities being held in book-entry form through The Depository Trust Company
                  (the "Depositary") will be made as described under the heading "Description of the Preferred Securities
                  -- Form, Book-Entry Procedures and Transfer" in the
                  Offering Circular. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted
                  Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day
                  (and without any interest or other payment in respect of any such delay) except that, with respect to any Redemption Date, if such Business Day is in the next succeeding calendar year, such Redemption Date shall be the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Parent Stock pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; PROVIDED that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Parent Stock following such record date.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

                  In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount of Debentures, unless such distribution would not be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to, in the case of holders of Preferred Securities, the aggregate liquidation amount thereof plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities shall be paid on a Pro Rata (as defined below) basis in accordance with paragraph 9. The Holder of the Common Securities will be entitled to receive distributions upon any such liquidation Pro Rata with the holders of the Preferred Securities, except as provided in paragraph 10.

4.       REDEMPTION AND DISTRIBUTION.

         (a) Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise (other than following any distribution of the Debentures to the Holders), the proceeds from such repayment or redemption shall be simultaneously applied to redeem, on a Pro Rata basis, a Like Amount of Securities, on the redemption date, in an amount per Security equal to the applicable redemption price, which redemption price will be equal to (i) the liquidation amount of each of the Securities plus any accrued and unpaid Distributions thereon (A) in the case of the repayment of the Debentures at stated maturity, or
                  (B) in the case of a redemption of the Debentures in certain limited circumstances set forth in the Indenture upon the occurrence of a Tax Event or
                  (ii) in the case of an Optional Redemption on or after March 15, 2003, the Optional Redemption Price (as defined in the Indenture), payable in cash (as applicable, the "Redemption Price"). Holders will be given not less than 30 (or, in the case of a redemption pursuant to subparagraph (d) below, 20) nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

         (c) The Sponsor, as the Holder of the outstanding Common Securities, shall have the right at any time
                  (including, without limitation, upon the occurrence of a Tax Event or Investment Company Act Event) to terminate the Trust and, after satisfaction of the creditors of the Trust, cause a Like Amount of the Debentures to be distributed to the holders of the Securities upon liquidation of the Trust, PROVIDED that the Administrative Trustees shall have received a No Recognition Opinion (as defined below) prior to the liquidation of the Trust; and PROVIDED FURTHER that, following such distribution of the Debentures, the Sponsor shall use its best efforts to maintain a rating of such Debentures by any nationally recognized rating agency for so long as any such Debentures are outstanding.

         (d) If, at any time, a Tax Event shall occur and be continuing the Sponsor shall cause the Administrative Trustees to liquidate the Trust and, after satisfaction of creditors of the Trust, cause
                  Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event
                  (the "90 Day Period"); PROVIDED, HOWEVER, that such liquidation and distribution shall be conditioned on (i) the Trustees' receipt of an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Trustees) experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such liquidation and distribution of Debentures, and
                  (ii) the Sponsor being unable to avoid such Tax Event within the 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("MINISTERIAL ACTION").

                                    If (i) the Sponsor has received an opinion
                  (a "REDEMPTION TAX OPINION") of a nationally recognized independent tax counsel (reasonably acceptable to the Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on the Debentures for United States federal income tax purposes, even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(d), or (ii) the Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Sponsor shall have the right, upon not less than 20 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, for the principal amount plus accrued and unpaid interest thereon and, following such redemption, all the Securities will be redeemed by the Trust at the liquidation amount of $27 per Security plus accrued and unpaid Distributions thereon; PROVIDED, HOWEVER, that, if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within the 90 Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption.

                                    In lieu of the foregoing options, the
                  Sponsor shall also have the option of causing the Securities to remain outstanding and pay Additional Sums on the Debentures.

                                    "Tax Event" means that the Property Trustee
                  shall have received an opinion of a nationally recognized independent tax counsel to the Sponsor (reasonably acceptable to the Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein,
                  (ii) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (iii) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of original issuance of the Debentures or the issue date of the Preferred Securities issued by the Trust, there is more than an insubstantial risk that (a) if the Debentures are held by the Property Trustee,
                  (I) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Debentures or subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges as determined by such counsel, or (II) any portion of interest payable by the Sponsor to the Trust on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States federal income tax purposes or (b) with respect to Debentures which are no longer held by the Property Trustee, any portion of interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States federal income tax purposes.

                                    If an Investment Company Event (as
                  hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Trustees to liquidate the Trust and cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

                                    "Investment Company Event" means the
                  occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), to the effect that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Circular.

                                    After the date fixed for any distribution of
                  Debentures: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Depositary or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Depositary or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

         (e) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (f)      Redemption or Distribution Procedures.

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 (or 20, in the case of redemption or distribution upon the occurrence of a Tax Event) nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each
                           Redemption/Distribution Notice shall be
                           addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii)     In the event that fewer than all the
                           outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro
                           Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor Depositary) or any nominee, the distribution of the proceeds of such redemption will be made to each Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, to the extent funds are available, with respect to Preferred Securities held in global form, the Property Trustee will deposit irrevocably with the Depositary (or successor Depositary) funds sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, to the extent funds are available, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities and will give the Paying Agent irrevocable instructions and authority to pay the amount payable on redemption to the Holders thereof upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price, and such Securities will cease to be outstanding. Neither the Administrative
                           Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       CONVERSION RIGHTS.

         The Holders of Securities shall have the right at any time, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Parent Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Parent Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the

                  Debentures theretofore held by the Trust on the basis of one Security per $27 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Parent Stock at an initial rate of
                  0.73 shares of Parent Stock per $27 principal amount of Debentures (which is equivalent to a conversion price of $37 per share of Parent Stock, subject to certain adjustments set forth in the Indenture (as so adjusted, "Conversion Price")).

         (b) In order to convert Securities into Parent Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the
                  "Conversion Request"), together, if the Securities are in certificated form, with such certificates.
                  The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Parent Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Parent
                  Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The
                  Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of Parent Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding
                  Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date.
                  Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid
                  Distributions accrued on the Securities, whether or not in arrears, (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Parent Stock issued upon such conversion, except to the extent that such shares are held of record on the record date for any such distributions. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Parent Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Parent Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Parent Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance thereof appoints Firstar Bank, National Association. "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Parent Stock and thereupon to deliver such shares of Parent Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of Parent Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Parent Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Parent Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Parent Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Parent Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Parent Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Parent Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Parent Stock (and all requirements to list the Parent Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Parent Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Parent Stock to each Holder upon conversion of the Securities.

         (f) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Parent Stock on conversion of Debentures and the delivery of the shares of Parent Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Parent Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities set forth in this Annex I to the Declaration or in the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

6.       VOTING RIGHTS - PREFERRED SECURITIES.

         (a) Except as provided under paragraphs 6(b) and 8, in the Business Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the Preferred Securities will have no voting rights.

         (b) In addition to the rights of the Holders of the Preferred Securities with respect to the enforcement of payment of principal and interest on the Debentures set forth herein, in the Declaration or in the Indenture, if (i) a Debenture Event of Default occurs and is continuing or (ii) the Company defaults under the Guarantee (each of (i) and (ii) being an "APPOINTMENT EVENT"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in liquidation amount of the Preferred Securities to appoint a Special Trustee in accordance with
                  Section 5.06(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor, or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor) will be entitled to nominate any person to be appointed as Special Trustee. Not later than 30 days after such right to appoint a Special Trustee arises, the Trustees will convene a meeting for the purpose of appointing a Special Trustee. If the Trustees fail to convene such meeting within such 30-day period, the Holders of not less than 10% in aggregate liquidation amount of the Preferred Securities will be entitled to convene such meeting in accordance with Section
                  12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day that is one Business Day before the day on which notice of the meeting is sent to the Holders. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting.

                  Any Special Trustee so appointed shall cease to be a Special Trustee if the Appointment Event pursuant to which the Special Trustee was appointed and all other Appointment Events cease to be continuing. A Special Trustee may be removed without cause at any time by vote of the Holders of a Majority in liquidation amount of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with
                  Section 5.06(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section
                  12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Trustee, the Sponsor shall retain all rights under the Indenture, including the right to defer payments of interest by extending the interest payment period on the Debentures.

                  Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class may, and the Trustees shall not, without obtaining the prior approval of the Holders of a Majority in aggregate liquidation amount of all outstanding Preferred Securities (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee under the Indenture, or executing any trust or power conferred upon the Property Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section
                  5.13 of the Indenture or otherwise, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, PROVIDED, HOWEVER, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "SUPER MAJORITY"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation preference of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

                  If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder (a "Direct Action") of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures. In connection with any Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. In addition, the Holders of at least 25% in aggregate liquidation preference of Preferred Securities outstanding shall have the right to institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest on the Debentures on or after the Stated Maturity (as defined in the Indenture) of such Debentures or, in the case of redemption, on the Redemption Date (as defined in the Indenture), in the event the Debenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

                  Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.       VOTING RIGHTS - COMMON SECURITIES.

         (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Trustee.

         (c) Subject to Section 2.06 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, PROVIDED that, where a consent or action under the Indenture would require a Super Majority, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.       AMENDMENTS TO DECLARATION AND INDENTURE.

         (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class, PROVIDED, HOWEVER, that, the rights of Holders of Preferred Securities under Article V of the Declaration to appoint, remove or replace a Special Trustee shall not be amended without the consent of each Holder of Preferred Securities; and PROVIDED FURTHER that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by at least the same proportion in aggregate stated liquidation preference of the Securities; PROVIDED, -------- HOWEVER, that the Property Trustee shall not take ------- any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       PRO RATA.

                  A reference in these terms of the Securities to any payment, Distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any Distribution Date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any Distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.      RANKING.

                  The Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.      ACCEPTANCE OF SECURITIES GUARANTEES AND INDENTURE.

                  Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture which are incorporated by reference herein and which include, among other things, provisions relating to certain rights of the Holders of the Preferred Securities all as set forth therein.

12.      NO PREEMPTIVE RIGHTS.

                  The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.      MISCELLANEOUS.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                                     FORM OF
                               PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]


                  [Include if Preferred Security is in global form and the Depository Trust Company is the Depository -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                                Number of Preferred Securities

                                                  CUSIP NO. 16359P 20 6

                              Preferred Securities

                                       of

                              Chemed Capital Trust


                     Convertible Preferred Trust Securities
           (liquidation amount $27 per Convertible Preferred Security)




                  Chemed Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that



----------------------------------------------------------
(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Convertible Preferred Trust Securities (liquidation amount $27 per Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 7, 2000, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this February 7, 2000.


                                    Chemed Capital Trust


                                    By:
                                       -----------------------------------------
                                    Name: Kevin J. McNamara
                                    Title: Administrative Trustee





                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  February 7, 2000


                                         Firstar Bank, National Association,
                                           as Property Trustee


                                         By:
                                            ------------------------------------
                                              Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Preferred Security will be fixed at a rate per annum of $2.00 for each Preferred Security (the "Coupon Rate"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such quarterly distributions, additional distributions on quarterly distributions not paid on the applicable Distribution Date, Special Distributions and Additional Sums, as applicable. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. Except for the Distribution payable on March 15, 2000, the amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of their original issuance and will be payable quarterly in arrears, on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2000, to Holders of record at the close of business on the first day of the month next preceding the applicable payment date, which payment dates shall correspond to the interest payment dates (each an "Interest Payment Date") on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest after March 15, 2000, by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period; PROVIDED that such Deferral Period together with all such previous and further deferrals thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable on an Interest Payment Date elected by the Company to Holders as they appear on the books and records of the Trust on the record date fixed for such Interest Payment Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of Parent Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Parent Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST


To:      Firstar Bank, National Association
           as Property Trustee of
           Chemed Capital Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into capital stock, par value $1.00 per share, of CHEMED CORPORATION (the "Parent Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of February 7, 2000, by Kevin J. McNamara, Timothy S. O'Toole and Sandra E. Laney as Administrative Trustees, First Union Trust Company, National Association, as Delaware Trustee, Firstar Bank, National Association, as Property Trustee, Chemed Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Parent Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________, ____

      in whole __                     in part ______
                                      Number of Preferred Securities to be
                                      converted:
                                                --------------------------------
                                      If a name or names other than the
                                      undersigned, please indicate in the spaces below the name or names in which the shares of Parent Stock are to be issued, along with the address or addresses of such person or persons



                                      Signature (for conversion only)

                                         Please Print or Typewrite Name and
                                         Address, Including Zip Code, and Social
                                         Security or Other Identifying Number





                                      Signature Guarantee:*





----------------------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.)

                              ---------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:



        (Insert assignee's social security or tax identification number)





                    (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:**














--------------------
** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.)

                                   EXHIBIT A-2
                                     FORM OF
                                 COMMON SECURITY

                           [FORM OF FACE OF SECURITY]


         [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF CHEMED CORPORATION.]


Certificate Number                                   Number of Common Securities


                                Common Securities

                                       of

                              Chemed Capital Trust


                          Convertible Common Securities
            (liquidation amount $27 per Convertible Common Security)


                  Chemed Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that




--------------------------------------------------------
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Convertible Common Securities (liquidation amount $27 per Convertible Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 7, 2000, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.


                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.


                  IN WITNESS WHEREOF, the Trust has executed this certificate this February 7, 2000.


                                            Chemed Capital Trust


                                            By:
                                               ---------------------------------
                                               Name: Kevin J. McNamara
                                               Title: Administrative Trustee

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of $2.00 for each Common Security (the "Coupon Rate"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes quarterly distributions, additional distributions on quarterly distributions not paid on the applicable Distribution Date, Special Distributions and Additional Sums, as applicable. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. Except for the Distribution payable on March 15, 2000, the amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of their original issuance and will be payable quarterly in arrears, on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2000, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates (each, an "Interest Payment Date") on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest after, by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred after March 15, 2000. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period; PROVIDED that such Deferral Period together with all such previous and further deferrals thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable on an Interest Payment Date elected by the Company to Holders as they appear on the books and records of the Trust on the record date fixed for such Interest Payment Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Declaration.

                  The Common Securities shall be convertible into shares of Parent Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Parent Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST

To:  Firstar Bank, National Association
           as Property Trustee of
           Chemed Capital Trust

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into capital stock, par value $1.00 per share, of CHEMED CORPORATION (the "Parent Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of February 7, 2000, by Kevin J. McNamara, Timothy S. O'Toole and Sandra E. Laney as Administrative Trustees, First Union Trust Company, National Association, as Delaware Trustee, Firstar Bank, National Association, as Property Trustee, Chemed Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Parent Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________, ____

      in whole __                      in part __
                                       Number of Common Securities to be
                                       converted:
                                                  ------------------------------
                                       If a name or names other than the
                                       undersigned, please indicate in the
                                       spaces below the name or names in which
                                       the shares of Parent Stock are to be
                                       issued, along with the address or
                                       addresses of such person or persons

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                                     -------------------------------------------
                                            Signature (for conversion only)

                                              Please Print or Typewrite Name and
                                              Address, Including Zip Code, and
                                              Social Security or Other
                                              Identifying Number
                                     -------------------------------------------
                                     ------------------------------------------
                                     -------------------------------------------

                                     Signature Guarantee:***
                                                         -----------------------







---------------------------
*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.)

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
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(Insert assignee's social security or tax identification number)

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(Insert address and zip code of assignee)

and irrevocably appoints
                        --------------------------------------------------------
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-------------------------------- agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ---------------

Signature:
           --------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee****:
                        --------------------------------------------------------







-------------------------
**** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.)